Exhibit 10.1

COMBIMATRIX CORPORATION

AMENDMENT NO. 1 TO
COMMON STOCK PURCHASE WARRANTS

THIS AMENDMENT SHOULD BE ATTACHED TO THE ORIGINAL WARRANT CERTIFICATES

THIS AMENDMENT NO. 1 TO COMMON STOCK PURCHASE WARRANTS (this “Amendment”) is made as of the last date set forth below by and between CombiMatrix Corporation, a Delaware corporation (the “Company”), and the undersigned holder (the “Holder”) of those certain Common Stock Purchase Warrants described below (the “Warrants”).  The Warrants are two of a series of warrants to purchase shares of the Company’s Common Stock that were issued pursuant to that certain Securities Purchase Agreement dated September 28, 2012 by and among the Company, the Holder and certain other investors (the “Purchase Agreement”).

WHEREAS, the Company desires to amend the Warrants issued pursuant to the Purchase Agreement to provide that each such Warrant is immediately exercisable as of February 22, 2013.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:  that the Warrants are hereby amended such that each and every reference to the term “Initial Exercise Date” set forth therein shall mean February 22, 2013.  All other terms, conditions and provisions of the Warrants shall remain in full force and effect without any modification whatsoever.

IN WITNESS WHEREOF, the Company and Holder have executed this Amendment No. 1 to Common Stock Purchase Warrants as of the last date set forth below.

COMBIMATRIX CORPORATION

By:

Name:

Title:

Date:

HOLDER:
WARRANT NO.:
WARRANT NO.:

(Signature of Holder)

(Name of Signatory — if Holder is an entity)

(Title of Signatory — if Holder is an entity)

(Date of Signature)